UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

KIDZ AI INC.
(Name of Registrant as Specified In Its Charter)

______________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

KIDZ AI Inc.

450 7th Avenue, Suite 905

New York, New York 10123

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD [__________], 2026

TO THE STOCKHOLDERS OF KIDZ AI INC.:

You are cordially invited to attend the special meeting (the “Special Meeting”) of stockholders of KIDZ AI Inc. (the “Company,” “we,” “us” or “our”) to be held at __:00 a.m.] Eastern time on [__________], 2026. The Special Meeting will be a virtual meeting. You will be able to attend and participate in the Special Meeting online by visiting https://____________ or by calling the following numbers (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: __________#

Please see “Questions and Answers” in the accompanying proxy statement for more details.

The Special Meeting is being held for the purpose of considering and voting upon the following proposals:

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a proposal to approve an amendment to the Company’s articles of incorporation (the “charter”) to increase the total number of shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), the Company is authorized to issue from 100,000 shares to 85,000,000 shares (the “Authorized Share Proposal”);

•

a proposal to approve, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d) and the applicable rules of The Nasdaq Stock Market LLC (“Nasdaq”), the issuance of shares of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), pursuant to that certain ChEF Purchase Agreement, dated May 21, 2026 (the “Purchase Agreement”), by and between the Company and Chardan Capital Markets LLC (“Chardan”), in an amount that may exceed 19.99% of the Company’s outstanding common stock or voting power immediately prior to the execution of the Purchase Agreement (the “Nasdaq Proposal”);

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a proposal to approve the KIDZ AI Inc. 2026 Equity Incentive Plan, pursuant to which an aggregate of 30,000,000 shares of Class A Common Stock and Class B Common Stock, in such combination as determined by the administering committee, would be reserved for issuance thereunder, as described in the accompanying proxy statement (the “New Incentive Plan Proposal”); and

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a proposal to ratify the appointment of Bush & Associates CPAs LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”).

The Authorized Share Proposal, Nasdaq Proposal, New Incentive Plan Proposal and Auditor Ratification Proposal are more fully described in the accompanying proxy statement.

The Company’s Board of Directors (the “Board”) has fixed the close of business on [__________], 2026 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock and Series A Preferred Stock, as applicable, on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. The holders of our Class A Common Stock are entitled to 25 votes per share, holders of our Class B Common Stock are entitled to one vote per share and holders of our Series A Preferred Stock are entitled to one vote per share on an as-converted basis. As of the record date, there are [__________] shares of Class A Common Stock outstanding (convertible into [____] shares of Class B Common Stock), [__________] shares of Class B Common Stock outstanding and [__________] shares of Series A Preferred Stock outstanding (convertible into [____] shares of Class B Common Stock).

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A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

On the record date, the shares of Common Stock held by Hui Luo, the Company’s Chairwoman and Chief Executive Officer, and the Company’s other officers and directors (the “Majority Holders”) represented approximately [__________]% of the Company’s issued and outstanding Common Stock and approximately [__________]% of the Company’s voting power. The Majority Holders have indicated that they intend to vote in favor of the Authorized Share Proposal, the Nasdaq Proposal, the New Incentive Plan Proposal and the Auditor Ratification Proposal.

After careful consideration of all relevant factors, the Board has determined that each of the proposals to be presented at the Special Meeting is advisable and in the best interests of the Company and its stockholders, and recommends that you vote or give instruction to vote “FOR” the Authorized Share Proposal, “FOR” the Nasdaq Proposal, “FOR” the New Incentive Plan Proposal and “FOR” the Auditor Ratification Proposal.

Enclosed is the proxy statement containing detailed information concerning the Authorized Share Proposal, Nasdaq Proposal, New Incentive Plan Proposal, Auditor Ratification Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Thank you for your attention to this matter.

[__________], 2026	By Order of the Board of Directors

Hui Luo
Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote in person (virtually) at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person (virtually) at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote may have the same effect as voting against one or more of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [__________], 2026: This notice of meeting and the accompanying proxy statement are available at https://________________. This notice of meeting is not a form for voting and presents only an overview of the accompanying proxy statement, which you are encouraged to review before voting. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder. Stockholders may notify the Company of their requests by calling (800) 345-9588 or writing the Company at the Company’s principal executive offices at 450 7th Avenue, Suite 905, New York, New York 10123. In order to receive delivery of the requested documents, your request must be received no later than [__________], 2026.

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KIDZ AI Inc.

450 7th Avenue, Suite 905

New York, New York 10123

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [__________], 2026

INTRODUCTION

KIDZ AI Inc. (the “Company,” “we,” “us” or “our”) is providing this proxy statement in connection with the solicitation by our Board of Directors of proxies to be voted at the Special Meeting to be held on [__________], 2026, at __:00 a.m., Eastern time, and any adjournment or postponement thereof. The Special Meeting will be a virtual meeting. You will be able to attend and participate in the Special Meeting online by visiting https://__________________.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes attached to this proxy statement.

Q. What is being voted on?

A. You are being asked to vote on four proposals: the Authorized Share Proposal, the Nasdaq Proposal, the New Incentive Plan Proposal and the Auditor Ratification Proposal.

Q. How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A. All of the Company’s directors, executive officers and their respective affiliates are expected to vote any shares over which they have voting control in favor of the Authorized Share Proposal, the Nasdaq Proposal, the New Incentive Plan Proposal and the Auditor Ratification Proposal. On the record date, the shares held by the Majority Holders represented approximately [__________]% of the Company’s issued and outstanding Common Stock and approximately [__________]% of the Company’s voting power.

Q. What vote is required to adopt each proposal?

 A. Authorized Share Proposal. Approval of the Authorized Share Proposal will require the affirmative vote of the holders of a majority of the Company’s voting power present at the Special Meeting in person (virtually) or by proxy and entitled to vote at the Special Meeting.

Nasdaq Proposal. Approval of the Nasdaq Proposal will require the affirmative vote of the holders of a majority of the Company’s voting power present at the Special Meeting in person (virtually) or by proxy and entitled to vote at the Special Meeting.

New Incentive Plan Proposal. Approval of the New Incentive Plan Proposal will require the affirmative vote of the holders of a majority of the Company’s voting power present at the Special Meeting in person (virtually) or by proxy and entitled to vote at the Special Meeting. Issuance of shares of Class A Common Stock under the New Incentive Plan will require there to be sufficient authorized shares of Class A Common Stock and accordingly would require the Authorized Share Proposal to be approved to issue the full amount of Class A Common Stock under the New Incentive Plan.

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Auditor Ratification Proposal. Approval of the Auditor Ratification Proposal will require the affirmative vote of the holders of a majority of the Company’s voting power present at the Special Meeting in person (virtually) or by proxy and entitled to vote at the Special Meeting.

Q. What if I don’t want to vote for one or all of the proposals?

A. If you do not want to vote for one or all of the proposals, you must abstain, not vote, or vote against each such proposal that you do not wish to vote for.

Q. How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the Special Meeting or by voting at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 450 7th Avenue, Suite 905, New York, New York 10123.

Q. How are votes counted?

A. Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. Abstentions will have the same effect as a vote “AGAINST” each proposal. If any broker non-votes occur, they will have the same effect as a vote against the Authorized Share Proposal and will have no effect on the Nasdaq Proposal or the New Incentive Plan Proposal. The Auditor Ratification Proposal is expected to be a routine matter on which brokers may vote without instructions; accordingly, broker non-votes are not expected on that proposal and, if any occur, they will have no effect.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We expect the Authorized Share Proposal, Nasdaq Proposal and New Incentive Plan Proposal to be treated as non-routine matters and the Auditor Ratification Proposal to be treated as a routine matter. Your broker therefore may vote uninstructed shares on the Auditor Ratification Proposal but may not vote uninstructed shares on the other proposals.

Q. What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least one-third of the outstanding voting power on the record date are represented by stockholders present at the Special Meeting in person (virtually) or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy, or one is submitted on your behalf by your broker, bank or other nominee, or if you vote by submitting a ballot at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Special Meeting may adjourn the Special Meeting to another date.

Q. Who can vote at the Special Meeting?

A. Only holders of record of the Company’s Common Stock and Series A Preferred Stock, as applicable, at the close of business on [__________], 2026 are entitled to have their votes counted at the Special Meeting and any adjournments or postponements thereof. On the record date, [__________] shares of Class A Common Stock (convertible into [____] shares of Class B Common Stock), [__________] shares of Class B Common Stock and [__________] shares of Series A Preferred Stock (convertible into [____] shares of Class B Common Stock) were outstanding and entitled to vote at the Special Meeting.

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Q. Does the Board recommend voting for the approval of the proposals?

A. Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that each of the proposals is advisable and in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” the Authorized Share Proposal, “FOR” the Nasdaq Proposal, “FOR” the New Incentive Plan Proposal and “FOR” the Auditor Ratification Proposal.

Q. What do I need to do now?

A. The Company urges you to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A. If you are a holder of record of Company Common Stock or Series A Preferred Stock, you may vote in person (virtually) at the Special Meeting by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.

If your shares of Common Stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares in person (virtually) at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Who can help answer my questions?

A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card, you should contact:

KIDZ AI Inc.

450 7th Avenue, Suite 905

New York, New York 10123

Attn: Hui Luo

Telephone: (800) 345-9588

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements including within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical fact contained in this proxy statement are “forward-looking statements” for purposes of this proxy statement. These statements involve known and unknown risks, uncertainties, assumptions and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “target,” “predict,” “project,” “contemplate,” “should,” “will,” “would,” “continue” or the negative or plural of those terms or other similar expressions.

The forward-looking statements in this proxy statement are only predictions. We based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control. Risks, uncertainties and assumptions that may cause actual results to differ materially from current expectations include, among other things, those set forth under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC, as such factors may be updated from time to time.

Any forward-looking statement in this proxy statement reflects our current view with respect to future events, speaks only as of the date of this proxy statement, and is subject to these and other risks, uncertainties and assumptions. Given these uncertainties, you should not rely on these forward-looking statements as predictions of future events. Except as required by law, we do not plan, and assume no obligation, to update or revise these forward-looking statements for any reason, even if new information becomes available in the future. Website addresses referenced in this proxy statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this proxy statement.

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THE AUTHORIZED SHARE PROPOSAL

On July 30, 2026, the Board unanimously adopted and declared the advisability of an amendment to the charter to increase the total number of shares of Class A Common Stock the Company is authorized to issue from 100,000 shares to 85,000,000 shares. The Board further directed that this amendment be considered at the Special Meeting. Accordingly, at the Special Meeting, stockholders will vote on a proposal to approve this amendment.

The form of certificate of amendment is attached as Annex A to this proxy statement. If approved by the stockholders, the amendment to the charter will become effective upon the filing of the certificate of amendment with the Nevada Secretary of State, which will occur as soon as reasonably practicable after the Special Meeting.

Description of the Amendment to the Charter

If the amendment to the charter is approved, the Board will be authorized to issue the additional shares of Class A Common Stock, in its discretion, without further approval of the stockholders, unless stockholder approval is required by applicable law, the charter, the Company’s bylaws or applicable stock exchange rules.

The additional shares of Class A Common Stock for which authorization is sought would be identical to the shares of Class A Common Stock the Company is presently authorized to issue. The holders of Class A Common Stock are entitled to vote on all matters submitted to the Company’s stockholders for their vote or approval. Each share of Class A Common Stock has voting power equal to 25 votes. Holders of shares of Class A Common Stock are entitled to receive dividends, as and if declared by the Board out of legally available funds. Upon the liquidation or dissolution of the Company, the holders of shares of Class A Common Stock are entitled to share ratably in those of the Company’s assets that are legally available for distribution to the Company’s stockholders after payment of liabilities and subject to the prior rights of the holders of preferred stock then outstanding.

Reasons for the Authorized Share Proposal

The Board believes that the Authorized Share Proposal is advisable and in the best interests of the Company and its stockholders because it would provide the Company with increased flexibility to issue shares of Class A Common Stock in the future for corporate purposes.

As previously disclosed, at the Company’s 2026 annual meeting held in June 2026, shareholders approved the future sale of up to an aggregate of 500,000 shares of Class A Common Stock to Hui Luo, the Company’s Chief Executive Officer, at a price per share equal to 150% of the prevailing market price of the Class B Common Stock at the time of each issuance, with such prevailing market price defined as the greater of (i) the official closing price of the Class B Common Stock on the day of sale and (ii) the average official closing price of the Class B Common Stock for the five trading days immediately preceding such date. Approval of the Authorized Share Proposal would allow the Company to sell the maximum number of shares of Class A Common Stock provided by such approval.

Additionally, the authorization for additional shares of Class A Common Stock could be used for other corporate purposes including, without limitation, financing transactions, strategic transactions, equity compensation, working capital purposes and other general corporate purposes as may be determined by the Board from time to time.

If the Authorized Share Proposal and the New Incentive Plan Proposal are approved, up to 30,000,000 shares of Class A Common Stock could initially be granted or issued under the New Incentive Plan to management employees, as determined by the administrator of the New Incentive Plan, and additional Class A Common Stock could become available under the plan’s annual increase provision, in each case subject to the availability of authorized shares. Except for issuances under the New Incentive Plan, the previously approved future sale of up to 500,000 shares of Class A Common Stock to Hui Luo and as otherwise disclosed in this proxy statement or in the Company’s filings with the SEC, the Company does not currently have any specific plans, arrangements, agreements or understandings to issue any of the additional shares of Class A Common Stock that would be authorized by the amendment to the charter.

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Possible Effects of the Authorized Share Proposal

The issuance of additional shares of Class A Common Stock could dilute the ownership interests and voting power of existing stockholders. Because the Class A Common Stock carries 25 votes per share, any future issuance of Class A Common Stock could have a greater effect on the relative voting power of existing stockholders than the issuance an equivalent number of shares of Class B Common Stock. The issuance of additional shares of Class A Common Stock may also adversely affect the market price of the Class B Common Stock. However, if the issuance of additional shares of Class A Common Stock allows the Company to pursue its business plan and grow its business, the market price of the Class B Common Stock may increase.

While not intended as an anti-takeover provision, the additional shares of Class A Common Stock for which authorization is sought, including shares that may be granted or issued to management employees under the New Incentive Plan, could also be used by management to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. Although the amendment to the charter has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt, and although the Board is not currently aware of any such attempts directed at the Company, approval of the Authorized Share Proposal could facilitate future efforts by management to deter or prevent changes in control of the Company, including transactions in which stockholders might otherwise receive a premium for their shares over then current market prices.

Required Vote and Recommendation

Approval of the Authorized Share Proposal will require the affirmative vote of the holders of a majority of the Company’s voting power present at the Special Meeting in person (virtually) or by proxy and entitled to vote at the Special Meeting.

Neither Nevada law nor the charter or bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with the Authorized Share Proposal. Accordingly, stockholders will have no right to dissent and obtain payment for their shares. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” this proposal.

Board Recommendation

The Board recommends that stockholders vote “FOR” the approval of the Authorized Share Proposal.

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THE NASDAQ PROPOSAL

On May 21, 2026, the Company entered into the Purchase Agreement with Chardan. Pursuant to the Purchase Agreement, subject to certain conditions precedent contained therein, the Company has the right, but not the obligation, to issue and sell to Chardan, and Chardan shall purchase from the Company, up to an aggregate of $100 million in newly issued shares of Class B Common Stock. Subject to certain conditions and limitations, the Company will control the timing and amount of any sales of shares to Chardan pursuant to the Purchase Agreement.

The purchase price of the shares that the Company elects to sell to Chardan pursuant to the Purchase Agreement will be determined by reference to the volume weighted average price of shares of Class B Common Stock during the applicable period less a 4.0% discount.

The Purchase Agreement provides that, in no event may the Company issue to Chardan under the Purchase Agreement more than 19.99% of the shares of Common Stock outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), subject to certain exceptions.

Under Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities pursuant to any agreement in excess of 19.99% of the outstanding common stock at a price that is less than the “Minimum Price” (generally the lower of (i) the Nasdaq official closing price or (ii) the average closing price for the five trading days preceding the date of the binding agreement). The Purchase Agreement provides for the issuance of shares of Class B Common Stock at prices that could be below the Minimum Price.

Additionally, under Nasdaq Listing Rule 5635(b), stockholder approval is required when any issuance or potential issuance will result in a “change of control” of the issuer. Although Nasdaq has not adopted any rule on what constitutes a “change of control” for purposes of Rule 5635(b), Nasdaq has previously indicated that the acquisition of, or right to acquire, by a single invested or affiliated investor group, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer could constitute a change of control. Accordingly, under Nasdaq Rule 5635(b), the issuance of the shares of Class B Common Stock under the Purchase Agreement could result in a “change of control” of the Company.

As a result, we are seeking to obtain stockholder approval of the issuances under the Purchase Agreement in excess of the Exchange Cap pursuant to Nasdaq Listing Rules 5635.

Effects if the Nasdaq Proposal Is Approved

If stockholders approve this proposal, the Company will have the ability to issue shares of Class B Common Stock under the Purchase Agreement in excess of the Exchange Cap, subject to the terms and conditions of the Purchase Agreement and applicable law. The shares of Class B Common Stock issuable to Chardan would have the same rights and privileges as the shares of the Company’s currently authorized Class B Common Stock. The issuance of such shares will have a dilutive effect on existing stockholders, including on the voting power and economic rights of existing stockholders, and may result in a decline in the price of the Company’s Class B Common Stock or greater price volatility.

Effects if the Nasdaq Proposal Is Not Approved

If stockholders do not approve this proposal, the Company’s ability to issue shares of Class B Common Stock under the Purchase Agreement will be limited by the Exchange Cap unless an exception to the stockholder approval requirement is available (which is not currently anticipated). This could limit the Company’s ability to access capital under the Purchase Agreement and may require the Company to seek additional financing, which may not be available on favorable terms or at all. In addition, if stockholders do not approve this proposal and the Company continues to seek stockholder approval, the Company may be required to incur the costs of holding one or more additional stockholder meetings.

Required Vote and Recommendation

Approval of the Nasdaq Proposal will require the affirmative vote of the holders of a majority of the Company’s voting power present at the Special Meeting in person (virtually) or by proxy and entitled to vote at the Special Meeting. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” this proposal.

Board Recommendation

The Board recommends that stockholders vote “FOR” the approval of the Nasdaq Proposal.

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THE NEW INCENTIVE PLAN PROPOSAL

On July 30, 2026, the Board adopted the KIDZ AI Inc. 2026 Equity Incentive Plan (the “New Incentive Plan”), subject to approval by the Company’s stockholders. The New Incentive Plan is intended to promote the Company’s long-term success by enabling the Company to attract, retain and motivate directors, officers, employees and consultants and to align their interests with those of the Company’s stockholders.

If the New Incentive Plan Proposal is approved, an aggregate of 30,000,000 shares of Class A Common Stock and Class B Common Stock, in such combination as determined by the Board or compensation committee, will be reserved for issuance under the New Incentive Plan, subject to adjustment for stock splits, stock dividends and similar capitalization events and the annual increase provision described below. Class A Common Stock may be granted or issued only to employees holding executive officer or other management positions, as determined by the administrator, and may not be granted or issued to non-employee directors. The full text of the New Incentive Plan is attached as Annex B. The summary below is qualified in its entirety by reference to the New Incentive Plan. If approved by our stockholders, the New Incentive Plan will be administered by the Board or by the compensation committee, which will have the authority to make awards under the New Incentive Plan.

After careful consideration, the Board believes that approving the New Incentive Plan is in the best interests of the Company and its stockholders. The Company operates in a challenging marketplace in which its success depends to a great extent on its ability to attract and retain employees, officers, directors and other service providers of the highest caliber. One of the tools the Company regards as essential in addressing these human resource challenges is a competitive equity incentive program. The New Incentive Plan provides a range of incentive tools and sufficient flexibility to permit the Board or the compensation committee of the Company to implement them in ways that will make effective use of the shares that stockholders authorize for incentive purposes. The Company intends to use these incentives to attract new key employees and to continue to retain existing key employees, officers, directors and other service providers for the long-term benefit of the Company and its stockholders. Approval of the New Incentive Plan by the Company’s stockholders will allow the Company to continue to grant equity incentive awards at levels determined by the Board or its compensation committee. The New Incentive Plan will also allow the Company to utilize a broad array of equity incentives in order to provide long-term incentives that align the interests of its employees, officers, directors and other service providers with the interests of its stockholders. Therefore, the Board recommends that the Company stockholders approve the New Incentive Plan.

Summary of the New Incentive Plan

The following is a summary of the material features of the New Incentive Plan. The summary is qualified in its entirety by reference to the complete text of the Incentive Plan attached as Annex B to this proxy statement.

Purpose

The purpose of the New Incentive Plan is to enable the Company to offer its employees, officers, directors, and consultants whose past, present and/or potential future contributions to the Company have been, are, or will be important to its success, an opportunity to acquire a proprietary interest in the Company. The various types of incentive awards that may be provided under the plan are intended to enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business.

Administration

The New Incentive Plan is administered by the Company Board or by the compensation committee of the Board. In this summary, references to the “committee” are to the committee administering the plan or, if no such committee is designated, the Board. The committee will be comprised solely of “non-employee” directors, as defined in Rule 16b-3 under the Exchange Act, as amended. Presently, the New Incentive Plan is administered by the compensation committee. Subject to the provisions of the plan, the committee determines, among other things, the persons to whom from time-to-time awards may be granted, the specific type of awards to be granted, the class and number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise, or forfeiture provisions related to the awards.

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Stock Subject to the New Incentive Plan

There will initially be an aggregate of 30,000,000 shares of Class A Common Stock and Class B Common Stock reserved for issuance under the New Incentive Plan, in such combination as determined by the committee, subject to annual increases under the New Incentive Plan in an amount equal to 5% of the then-current outstanding shares of Common Stock. Class A Common Stock may be granted or issued only to employees holding executive officer or other management positions, as determined by the committee, and may not be granted or issued to non-employee directors. Each share of Class A Common Stock carries 25 votes, while each share of Class B Common Stock carries one vote. If all 30,000,000 shares initially reserved under the New Incentive Plan were issued as Class A Common Stock, those shares would carry an aggregate of 750,000,000 votes, and the annual increase provision could permit additional Class A awards, subject to the availability of authorized shares. Accordingly, Class A awards could materially dilute the relative voting power of existing stockholders, increase the voting influence of recipients and potentially affect control of the Company such as entrenching management and discouraging changes of control transactions (even those that may ultimately benefit stockholders). Any issuance will remain subject to the availability of authorized shares and applicable law and Nasdaq rules (including stockholder approval rules). Shares subject to awards that are forfeited or terminated will be available for future award grants under the New Incentive Plan. If a holder pays the exercise price of a stock option by surrendering any previously owned shares of Common Stock or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the stock option exercise, the shares surrendered by the holder or withheld by the Company will not be available for future award grants under the plan.

Under the New Incentive Plan, in the event of a change in the number of shares of any class of Common Stock as a result of a stock dividend, forward split or reverse split, combination or exchange of shares or other extraordinary or unusual event that results in a change in the shares of that class, the committee will determine whether such change equitably requires an adjustment in the class or number of shares subject to any award or in the aggregate number of shares reserved for issuance under the plan in order to prevent dilution or enlargement of the benefits available under the award or plan.

Eligibility

The Company may grant awards under the New Incentive Plan to employees, officers, directors, and consultants of the Company or its subsidiaries who are deemed to have rendered, or to be able to render, significant services the Company and who are deemed to have contributed, or to have the potential to contribute, to its success. Class A Common Stock may be granted or issued only to employees holding executive officer or other management positions, as determined by the committee, and may not be granted or issued to non-employee directors. Non-employee directors may receive awards denominated in Class B Common Stock. An incentive stock option may be granted under the plan only to a person who, at the time of the grant, is an employee of the Company or its subsidiaries.

Types of Awards

Options

The New Incentive Plan provides both for “incentive” stock options as defined in Section 422 of the Code, and for options not qualifying as incentive options, both of which may be granted with any other stock-based award under the plan. The committee determines the exercise price per share of the applicable class of Common Stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of the applicable class of Common Stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of the Company stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of Common Stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year (under all of the Company’s plans), measured at the date of the grant, may not exceed $100,000.

An incentive stock option may only be granted within 10 years from the effective date of the Incentive Plan. An incentive stock option may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of the Company stock.

Subject to any limitations or conditions the committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to the Company specifying the number of shares of the applicable class of Common Stock to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in the Company’s securities or in a combination of the two.

Generally, stock options granted under the plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable, during the holder’s lifetime, only by the holder, or in the event of legal incapacity or incompetency, the holder’s guardian, or legal representative. However, a holder, with the approval of the committee, may transfer a non-qualified stock option by gift to a family member of the holder or by domestic relations order to a family member of the holder or may transfer a non-qualified stock option to an entity in which more than 50% of the voting interests are owned by family members of the holder or the holder.

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Generally, if the holder is an employee, no stock options granted under the plan may be exercised by the holder unless he or she is employed by the Company or one of its subsidiaries at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, in the event the holder’s employment is terminated due to disability or normal retirement, the holder may still exercise his or her vested stock options for a period of 12 months, or such other greater or lesser period as the committee may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. Similarly, should a holder die while employed by the Company or a subsidiary, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of 12 months from the date of his or her death, or such other greater or lesser period as the Board or committee may determine, or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder’s employment is terminated by the Company without cause, then the portion of any stock option that is vested on the date of termination may be exercised for the lesser of three months after termination of employment, or such other greater or lesser period as the committee may determine but not beyond the balance of the stock option’s term.

Stock Appreciation Rights

Under the New Incentive Plan, the Company may grant stock appreciation rights to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash, or the Company may grant them alone and unrelated to an option. In conjunction with non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of the applicable class of Common Stock having a fair market value equal to the excess fair market value of one share of that class over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights. The granting of a stock appreciation right in tandem with a stock option will not affect the number of shares of Common Stock available for awards under the plan. In such event, the number of shares available for awards under the plan will, however, be reduced by the number of shares of the applicable class of Common Stock acquirable upon exercise of the stock option to which the stock appreciation right relates.

Restricted Stock

Under the New Incentive Plan, the Company may award shares of restricted stock either alone or in addition to other awards granted under the plan. The committee determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price (if any) to be paid for the restricted stock by the person receiving the stock from the Company, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards.

The New Incentive Plan requires that all shares of restricted stock awarded to the holder remain in the Company’s physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted stock have been fulfilled. The Company will retain custody of all dividends and distributions made or declared with respect to the restricted stock during the restriction period. A breach of any restriction regarding the restricted stock will cause a forfeiture of the restricted stock and any retained dividends and distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a stockholder, including the right to vote the shares.

Other Stock-Based Awards

Under the New Incentive Plan, the Company may grant other stock-based awards, subject to limitations under applicable law that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of the applicable class of Common Stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of the applicable class of Common Stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of the applicable class of Common Stock and awards valued by reference to the value of securities of, or the performance of, one of the Company’s subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the Incentive Plan or any of the Company’s other plans.

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Accelerated Vesting and Exercisability

If any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, and the Board does not authorize or otherwise approve such acquisition, then immediately prior to the closing of such acquisition, the vesting periods of any and all stock options and other awards granted and outstanding under the New Incentive Plan shall be accelerated and all such stock options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all shares of the applicable class of Common Stock subject to such stock options and awards on the terms set forth in the plan and the respective agreements respecting such stock options and awards. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as an acquisition of stock.

The committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, which has been approved by the Board, (i) accelerate the vesting of any and all stock options and other awards granted and outstanding under the New Incentive Plan, or (ii) require a holder of any award granted under the plan to relinquish such award to the Company upon the tender by the Company to the holder of cash in an amount equal to the repurchase value of such award (as defined in the New Incentive Plan). For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Notwithstanding any provisions of the New Incentive Plan or any award granted thereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the plan or an award granted thereunder to fail to comply with Section 409A of the Code.

Other Limitations

The committee may not modify or amend any outstanding option or stock appreciation right to reduce the exercise price of such option or stock appreciation right, as applicable, below the exercise price as of the date of grant of such option or stock appreciation right. In addition, no option or stock appreciation right with a lower exercise price may be granted in exchange for, or in connection with, the cancellation or surrender of an option or stock appreciation right or other award with a higher exercise price.

Withholding Taxes

When an award is first included in the gross income of the holder for federal income tax purposes, the holder will be required to make arrangements regarding the payment of all federal, state and local withholding tax requirements, including by settlement of such amount in shares of the applicable class of Common Stock. The obligations of the Company under the New Incentive Plan are contingent on such arrangements being made.

Term and Amendments

Unless terminated by the Board, the New Incentive Plan shall continue to remain effective until no further awards may be granted and all awards granted under the plan are no longer outstanding. Notwithstanding the foregoing, grants of incentive stock options may be made only until ten years from the effective date of the plan. The Board may at any time, and from time to time, amend the plan or any award agreement, but no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the plan without the holder’s consent.

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Federal Income Tax Consequences

The following discussion of the federal income tax consequences of participation in the New Incentive Plan is only a summary of the general rules applicable to the grant and vesting or exercise of stock options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

Incentive Stock Options

Participants will recognize no taxable income upon the grant of an incentive stock option. The participant generally will realize no taxable income when the incentive stock option is exercised. The excess, if any, of the fair market value of the shares on the date of exercise of an incentive stock option over the exercise price will be treated as an item of adjustment for a participant’s taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. The Company will not qualify for any deduction in connection with the grant or exercise of incentive stock options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to a participant, the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss, as the case may be, if the shares are capital assets.

If Common Stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of the holding periods described above, the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price paid for the shares; and the Company will qualify for a deduction equal to any amount recognized, subject to the limitation that the compensation be reasonable. Further, the income tax deduction may be limited by the deductibility of compensation paid to certain officers under Code section 162(m).

Non-Qualified Stock Options

With respect to non-qualified stock options:

•

upon grant of the stock option, the participant will recognize no income provided that the exercise price was not less than the fair market value of the applicable class of our Common Stock on the date of grant;

•

upon exercise of the stock option, if the shares of the applicable class of Common Stock are not subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the limits of Code section 162(m) and the requirement that the compensation be reasonable; and

•	the Company will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant.

On a disposition of the shares, the participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. The gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

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If the shares acquired upon exercise of a non-qualified stock option are subject to a substantial risk of forfeiture, the participant will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless the participant timely files under Section 83(b) of the Code to elect to be taxed on the receipt of shares, and the company will qualify for a corresponding deduction at that time, subject to the limits of Code section 162(m). The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount, if any, paid for the shares.

Stock Appreciation Rights

Upon the grant of a stock appreciation right, the participant recognizes no taxable income and the Company receives no deduction. The participant recognizes ordinary income and the Company may receive a deduction at the time of exercise equal to the cash and fair market value of the applicable class of Common Stock payable upon the exercise. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired by an exercise of the stock appreciation right, any gain or loss (generally based on the difference between the sale price and the fair market value on the exercise date) will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant.

Restricted Stock

A participant who receives restricted stock will recognize no income on the grant of the restricted stock and the Company will not qualify for any deduction. At the time the restricted stock is no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the restricted stock at the time the restriction lapses over the consideration paid for the restricted stock. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The holding period to determine whether the participant has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis for the shares will generally be the fair market value of the shares on this date.

A participant may elect under Section 83(b) of the Code, within 30 days of the transfer of the restricted stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of transfer of the shares of restricted stock, as determined without regard to the restrictions, over the consideration paid for the restricted stock. If a participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, as determined without regard to the restrictions, on the date of transfer.

On a disposition of the shares, a participant will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.

Dividends paid on restricted stock that is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the participant and will be deductible by the Company subject to the reasonableness limitation. If, however, the participant makes a Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the participant but will not be deductible by the Company.

Other Stock-Based Awards

The federal income tax treatment of other stock-based awards will depend on the nature and restrictions applicable to the award.

Certain Awards Deferring or Accelerating the Receipt of Compensation

Section 409A of the Code imposes certain requirements applicable to “nonqualified deferred compensation plans.” If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these requirements, then all compensation deferred under the plan may become immediately taxable. Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal penalty tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Stock appreciation. rights and deferred stock awards that may be granted under the Incentive Plan may constitute deferred compensation subject to the Section 409A requirements. It is the Company’s intention that any award agreement governing awards subject to Section 409A will comply with these rules.

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New Incentive Plan Benefits

The benefits that will be awarded or paid in the future under the New Incentive Plan are not currently determinable. Such awards are within the discretion of the plan administrator, and the plan administrator has not determined future awards or who might receive them.

Equity Compensation Plan Information

The Company currently maintains its 2024 Long-Term Incentive Equity Plan (the “2024 Plan”) and 2025 Equity Incentive Plan (the “2025 Plan”). Approval of the New Incentive Plan will not terminate or reduce awards outstanding under either prior plan.

The 2024 Plan provides for the future issuance of up to a maximum 9,223 shares of the Company’s Class B Common Stock, subject to adjustment and annual increases as provided for in the 2024 Plan. As of the date of this proxy statement, awards for an aggregate of _____ shares of Class B Common Stock have been issued under the 2024 Plan.

The 2025 Plan provides for the future issuance of up to a maximum 9,970 shares of the Company’s Class B Common Stock, subject to adjustment and annual increases as provided for in the 2025 Plan. As of the date of this proxy statement, awards for an aggregate of _____ shares of Class B Common Stock have been issued under the 2025 Plan.

Securities Registration

The Company may register shares of Class A Common Stock and/or Class B Common Stock issuable under the New Incentive Plan on Form S-8 or another applicable registration statement, but is not required to use Form S-8. Before shares are issued, the issuance must be registered under the Securities Act or qualify for an available exemption from registration.

Vote Required for Approval

Approval of the New Incentive Plan Proposal will require the affirmative vote of the holders of a majority of the Company’s voting power present at the Special Meeting in person (virtually) or by proxy and entitled to vote at the Special Meeting. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, if any, will have no effect on this proposal. Issuance of shares of Class A Common Stock under the New Incentive Plan will require there to be sufficient authorized shares of Class A Common Stock and accordingly would require the Authorized Share Proposal to be approved to issue the full amount of Class A Common Stock under the New Incentive Plan.

Board Recommendation

The Board recommends that stockholders vote “FOR” the approval of the New Incentive Plan Proposal.

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THE AUDITOR RATIFICATION PROPOSAL

The Audit Committee of the Board has appointed Bush & Associates CPAs LLC (“Bush”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The Board is asking stockholders to ratify this appointment. A representative of Bush will be available to answer appropriate questions after the meeting.

Although stockholder ratification is not required by law or the Company’s governing documents, the Board is submitting the appointment as a matter of good corporate governance. If stockholders do not ratify the appointment, the Audit Committee may reconsider its selection. Even if the appointment is ratified, the Audit Committee may appoint a different independent registered public accounting firm at any time if it determines that a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accounting Firm Fees

The following table presents fees billed by Bush and Michael T. Studer CPA P.C. (“Studer”), the Company’s former independent registered public accounting firm, for professional services rendered for the fiscal years ended December 31, 2025 and 2024.

Fee Category	Studer 2025	Bush 2025	Studer 2024	Bush 2024
Audit Fees	$0	$165,000	$75,000	$0
Audit-Related Fees	$0	$15,000	$0	$0
Tax Fees	$0	$0	$0	$0
All Other Fees	$0	$0	$0	$0

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services to be provided by the Company’s independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to one or more members, subject to applicable law and reporting the approval to the Audit Committee at its next meeting.

Required Vote and Recommendation

Approval of the Auditor Ratification Proposal will require the affirmative vote of the holders of a majority of the Company’s voting power present at the Special Meeting in person (virtually) or by proxy and entitled to vote at the Special Meeting. Abstentions will have the same effect as a vote “AGAINST” this proposal. Because this proposal is expected to be treated as a routine matter, brokers may vote uninstructed shares on this proposal; broker non-votes therefore are not expected and, if any occur, will have no effect.

Board Recommendation

The Board recommends that stockholders vote “FOR” the approval of the Auditor Ratification Proposal.

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THE SPECIAL MEETING

Date, Time and Place. The Special Meeting of the Company’s stockholders will be held at __:00 a.m. Eastern time on [__________], 2026. The Special Meeting will be a virtual meeting. You will be able to attend and participate in the Special Meeting online by visiting https://___________ or by calling the following numbers (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: __________#

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned Company Common Stock or Series A Preferred Stock, as applicable, at the close of business on [__________], 2026, the record date for the Special Meeting. As of the record date, there are [__________] shares of Class A Common Stock outstanding, [__________] shares of Class B Common Stock outstanding and [__________] shares of Series A Preferred Stock outstanding. The holders of our Class A Common Stock are entitled to 25 votes per share, holders of our Class B Common Stock are entitled to one vote per share and holders of our Series A Preferred Stock are entitled to one vote per share on an as-converted basis. Company warrants do not carry voting rights.

Proxies; Board Solicitation. Your proxy is being solicited by the Company’s Board of Directors on the proposals being presented to stockholders at the Special Meeting. Proxies may be solicited in person (virtually) or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person (virtually) at the Special Meeting.

Required Vote

Authorized Share Proposal. Approval of the Authorized Share Proposal will require the affirmative vote of the holders of a majority of the Company’s voting power present at the Special Meeting in person (virtually) or by proxy and entitled to vote at the Special Meeting.

Nasdaq Proposal. Approval of the Nasdaq Proposal will require the affirmative vote of the holders of a majority of the Company’s voting power present at the Special Meeting in person (virtually) or by proxy and entitled to vote at the Special Meeting.

New Incentive Plan Proposal. Approval of the New Incentive Plan Proposal will require the affirmative vote of the holders of a majority of the Company’s voting power present at the Special Meeting in person (virtually) or by proxy and entitled to vote at the Special Meeting. Issuance of shares of Class A Common Stock under the New Incentive Plan will require there to be sufficient authorized shares of Class A Common Stock and accordingly would require the Authorized Share Proposal to be approved to issue the full amount of Class A Common Stock under the New Incentive Plan.

Auditor Ratification Proposal. Approval of the Auditor Ratification Proposal will require the affirmative vote of the holders of a majority of the Company’s voting power present at the Special Meeting in person (virtually) or by proxy and entitled to vote at the Special Meeting.

Abstentions will have the same effect as a vote against each proposal. If any broker non-votes occur, they will have the same effect as a vote against the Authorized Share Proposal and will have no effect on the Nasdaq Proposal or the New Incentive Plan Proposal. The Auditor Ratification Proposal is expected to be a routine matter on which brokers may vote uninstructed shares; broker non-votes are not expected on that proposal and, if any occur, will have no effect.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AUTHORIZED SHARE PROPOSAL, “FOR” THE NASDAQ PROPOSAL, “FOR” THE NEW INCENTIVE PLAN PROPOSAL AND “FOR” THE AUDITOR RATIFICATION PROPOSAL.

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]BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of the record date by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;
•	each of our officers and directors; and
•	all our officers and directors as a group.

As of the record date, there were a total of [__________] shares of Class A Common Stock outstanding, [__________] shares of Class B Common Stock outstanding and [__________] shares of Series A Preferred Stock outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect beneficial ownership of any securities that are not exercisable within 60 days of the date of this proxy statement.

Name and Address of Beneficial Owners(1)	Number of Class A Common Stock (#)	Percentage (%)	Number of Class B Common Stock (#)	Percentage (%)	% of Total Voting Power(2)
Executive Officers and Directors:
Hui Luo	[____]	100%	[___]	*	[___]	%
Yanling Peng	-	-	[___]	*	*
Yan Zhang	-	-	-	-	-
Tracy Xia	-	-	-	-	-
Mona Liang	-	-	-	-	-
Amanda Chang	-	-	-	-	-
All Directors and Executive Officers as a group (6 Individuals)	[____]	100%	[___]	*	[___]	%

Greater than 5% Holders:
Highbridge Capital Management, LLC(3)	-	-	44,076	9.9%	*
BlackRock, Inc.(4)	-	-	87,463	8.0%	*

____________________

*	Less than 1%.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 450 7th Avenue, Suite 905, New York, New York 10123.
(2)

Percentage of total voting power represents voting power with respect to all shares of our Common Stock and Series A Preferred Stock entitled to vote, as applicable. The holders of our Class A Common Stock are entitled to 25 votes per share, holders of our Class B Common Stock are entitled to one vote per share and holders of our Series A Preferred Stock are entitled to one vote per share on an as-converted basis.

(3)

Represents shares held by Highbridge Capital Management, LLC and certain funds and accounts which it acts as investment adviser for. The business address of Highbridge is 277 Park Avenue, 23rd Floor, New York, New York 10172. Information obtained from a Schedule 13G/A filed on February 17, 2026.

(4)	Represents shares held by BlackRock, Inc. The business address of BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001. Information obtained from a Schedule 13G filed on April 27, 2026.

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INTERESTS OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON

The Company’s directors and executive officers are eligible to receive awards under the New Incentive Plan and therefore have an interest in the approval of the New Incentive Plan Proposal that is not shared by all stockholders. Class A Common Stock may be granted or issued under the New Incentive Plan only to management employees and may not be granted or issued to non-employee directors; non-employee directors may receive awards denominated in Class B Common Stock. Except for that interest and as otherwise described in this proxy statement, no director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Special Meeting, other than interests arising from ownership of the Company’s securities where such person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class of securities.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, services that deliver the Company’s communications to stockholders that hold their stock through a bank, broker or other holder of record may deliver to multiple stockholders sharing the same address a single copy of this proxy statement. Upon written or oral request, the Company will deliver a separate copy of this proxy statement to any stockholder at a shared address to which a single copy of this proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders may notify the Company of their requests by calling (800) 345-9588 or writing the Company at the Company’s principal executive offices at 450 7th Avenue, Suite 905, New York, New York 10123.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The Company’s SEC filings are available to the public at the website maintained by the SEC at www.sec.gov. You may read and copy any reports, statements or other information that the Company files with the SEC at the SEC’s website. This proxy statement does not incorporate by reference any information contained on the SEC’s website or any other website.

OTHER MATTERS

The Board does not know of any matters to be presented at the Special Meeting other than those set forth in the notice of the Special Meeting. If any other matters properly come before the Special Meeting, the persons named in the accompanying proxy card intend to vote the shares represented by such proxies in accordance with their best judgment.

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ANNEX A

FORM OF CERTIFICATE OF AMENDMENT

TO ARTICLES OF INCORPORATION

OF KIDZ AI INC.

Certificate of Amendment

to Articles of Incorporation

for Nevada Profit Corporations

The undersigned Chairperson of the Board and Chief Executive Officer of KIDZ AI Inc. (the “Corporation”) does hereby certify:

FIRST: The name of the Corporation is KIDZ AI Inc.

SECOND: The Articles of Incorporation of the Corporation are hereby amended by deleting the first paragraph of Article FOURTH in its entirety and by substituting the following new first paragraph of Article FOURTH in lieu thereof:

“FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 2,595,000,000, of which (i) 2,585,000,000 shares shall be Common Stock of the par value of $0.0001 per share (“Common Stock”), representing (a) 85,000,000 shares of Class A Common Stock of the par value of $0.0001 per share and (b) 2,500,000,000 shares of Class B Common Stock of the par value of $0.0001 per share, and (ii) 10,000,000 shares shall be Preferred Stock of the par value of $0.0001 per share.”

THIRD: The foregoing amendment to the Corporation’s articles of incorporation was duly adopted in accordance with the provisions of Chapter 78 of the Nevada Revised Statutes.

IN WITNESS WHEREOF, the undersigned has signed this certificate of amendment on this [____] day of [__________], 2026.

Hui Luo
Chairwoman of the Board and Chief Executive Officer

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ANNEX B

KIDZ AI INC.

2026 EQUITY INCENTIVE PLAN

Section 1. Purpose; Definitions.

1.1. Purpose. The purpose of the KIDZ AI Inc. 2026 Equity Incentive Plan (“Plan”) is to enable KIDZ AI Inc. (the “Company”) to offer to its employees, officers, directors and consultants whose past, present and/or potential future contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the Company and aligning their interests with those of the Company's stockholders. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Agreement” means the written award agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award granted under the Plan. Any Agreement is subject to the terms and conditions of the Plan.

(b) “Board” means the Board of Directors of the Company.

(c) “Cause” means (a) the definition of such term as set forth in the applicable Agreement or in a Holder’s employment or service agreement with the Company or a Subsidiary, or (b) if no such agreement exists, (i) such Holder’s commission of a felony or a crime involving moral turpitude, of a material violation of state or federal securities laws, or of any other act involving fraud, dishonesty, willful malfeasance or material fiduciary breach with respect to the Company or a Subsidiary; (ii) such Holder’s gross negligence or willful misconduct with respect to the Company or a Subsidiary; (iii) such Holder’s conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Subsidiaries; (iv) such Holder’s material breach of any agreement with the Company or an affiliate, or a material violation of the Company’s or a Subsidiary’s code of conduct or other written policy; or (v) in the case of an employee or consultant, such Holder’s failure to perform such duties as are reasonably requested by the Board. Except as otherwise provided in a Holder’s employment or service agreement, the determination that a termination of a Holder’s Continuous Service is either for Cause or without Cause shall be made by the Board in its sole discretion.

(d) “Change of Control” means (a) a transaction or series of related transactions in which a person or entity, or a group of related persons or entities (other than any shareholders or any affiliates thereof), acquires shares representing more than fifty percent (50%) of the outstanding voting power of the Company, (b) a merger or consolidation in which the Company is a constituent party or a Subsidiary of the Company is a constituent party and the Company issues shares of its Common Stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Company or a subsidiary in which the shares of Common Stock outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (i) the surviving or resulting corporation or (ii) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation, or (c) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or any Subsidiary of all or substantially all the assets of the Company and its Subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more Subsidiaries if all or substantially all of the assets of the Company and its Subsidiaries taken as a whole are held by such Subsidiary or Subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly-owned Subsidiary.

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(e) “Code” means the Internal Revenue Code of 1986, as amended from time to time. Reference in the Plan to any section of the Code shall be deemed to include any Treasury regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations, or guidance.

(f) “Committee” means the committee of the Board designated to administer the Plan as provided in Section 2.1. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(g) “Common Stock” means, collectively, the Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and the Class B common stock of the Company, par value $0.0001 per share (“Class B Common Stock”). Each Agreement shall specify the class of Common Stock subject to the applicable award.

(h) “Company” means KIDZ AI Inc., a corporation organized under the laws of the State of Nevada.

(i) “Continuous Service” means that the Holder’s service with the Company or a Subsidiary, whether as an employee, officer, director or consultant, is not interrupted or terminated. A change in the capacity in which the Holder renders service to the Company or a Subsidiary as an employee, officer, director, or consultant or a change in the entity for which the Holder renders such service, provided that there is no interruption or termination of the Holder’s service with the Company or a Subsidiary, shall not terminate a Holder’s Continuous Service; provided, however, if the entity for which a Holder is rendering service ceases to qualify as a Subsidiary, as determined by the Board in its sole discretion, such Holder’s Continuous Service shall be considered to have terminated on the date such entity ceases to qualify as a Subsidiary. For example, a change in status from an employee of the Company to a consultant of an affiliate or to a director shall not constitute an interruption of Continuous Service.

(j) “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(k) “Effective Date” means the date determined pursuant to Section 11.1.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

(m) “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, with respect to a share of the applicable class of Common Stock and as of any given date: (i) if that class is listed on a national securities exchange or any other trading or quotation system, the last sale price of that class in its principal trading market on such date, as reported by such exchange or trading or quotation system or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; or (ii) if the fair market value of that class cannot be determined pursuant to clause (i), such value as the Committee shall determine in good faith in a manner that complies with Sections 409A and 422 of the Code, as applicable, taking into account the trading price of any listed class of Common Stock and any differences in the voting, economic and other rights of the applicable classes.

(n) “Holder” means a person who has received an award under the Plan.

(o) “Incentive Stock Option” means any Stock Option intended to be and designated by the Committee as an “incentive stock option” within the meaning of Section 422 of the Code and that otherwise meets the requirements set forth in the Plan.

(p) “Non-qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

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(q) “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

(r) “Other Stock-Based Award” means an award under Section 8 that is payable by delivery of Common Stock or that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(s) “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(t) “Plan” means this KIDZ AI Inc. 2026 Equity Incentive Plan, as hereinafter amended from time to time.

(u) “Repurchase Value” shall mean (i) if the award is to be settled under Section 2.2(a)(v) or repurchased under Section 5.3(g), the Fair Market Value, if the award is comprised of shares of Common Stock, or the difference between the Fair Market Value and the Exercise Price (if lower than the Fair Market Value), if the award is a Stock Option or Stock Appreciation Right, in each case, multiplied by the number of shares subject to the award, or (ii) if the award is to be repurchased under Section 9.1, the value of such award based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event, if the award is comprised of shares of Common Stock, or the difference between (1) the value of such award based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event and (2) the exercise price (if lower than such value), if the award is a Stock Option or Stock Appreciation Right, in each case multiplied by the number of shares subject to the award.

(v) “Restricted Stock” means Common Stock received under an award made pursuant to Section 7 that is subject to restrictions under Section 7.

(w) “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the Holder would have otherwise had to pay to exercise the related Stock Option or (b) if a Stock Appreciation Right is granted unrelated to a Stock Option, the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, in either case, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(x) “Service Agreement” means the employment agreement or other service agreement with the Company by which a Holder is bound.

(y) “Stock Appreciation Right” means the right to receive from the Company, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date) as determined under Section 6 and subject to the conditions thereof as well as the applicable Agreement.

(z) “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to Section 5 of the Plan.

(aa) “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

Section 2. Administration.

2.1. Committee Membership. The Plan shall be administered by the Committee. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.

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2.2. Powers of Committee.

(a) The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, and/or (iv) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(i) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock and/or Other Stock-Based Awards may from time to time be awarded hereunder;

(ii) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the class and number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(iii) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(iv) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan; and

(v) to make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value.

(b) The Committee may not modify or amend any outstanding Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right, as applicable, below the exercise price as of the date of grant of such Option or Stock Appreciation Right. In addition, no Option or Stock Appreciation Right may be granted in exchange for the cancellation or surrender of an Option or Stock Appreciation Right or other award having a higher exercise price.

2.3. Interpretation of Plan.

(a) Committee Authority. Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 10, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

(b) Decisions Final. Any decision, interpretation, or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding, and conclusive on the Company and all employees and their respective heirs, executors, administrators, successors, and assigns.

(c) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Appreciation Rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan or any Incentive Stock Option under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the special terms and conditions applicable to Incentive Stock Options as described in this Plan, including but not limited to, Section 5, and for the avoidance of doubt, if shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the date the Incentive Stock Option is granted or one year following the transfer of such shares of Common Stock to the Holder upon exercise, the Holder shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

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2.4. Indemnification. In addition to such other rights of indemnification as they may have as directors or members of the Committee, and to the extent allowed by Nevada law, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit, or proceeding or in connection with any appeal therein, to which the members of the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any award granted under the Plan, and against all amounts paid by the members of the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the members of the Committee in satisfaction of a judgment in any such action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member of the Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit, or proceeding, such members of the Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding. The Company shall advance expenses to members of the Committee in connection with the Company’s indemnification obligations hereunder; provided that such member agrees in writing to reimburse the Company for such advances if such member if ultimately not entitled to indemnification hereunder.

Section 3. Stock Subject to Plan.

3.1. Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 30,000,000 shares (the “Shares”), subject to adjustment pursuant to Section 3.3. Subject to the limitations in this Section 3.1, the Committee shall determine whether each award is denominated in Class A Common Stock or Class B Common Stock. Class A Common Stock may be granted or issued only to employees holding executive officer or other management positions, as determined by the Committee, and may not be granted or issued to non-employee directors. The Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares, subject in each case to the availability of authorized shares of the applicable class. Notwithstanding the limit in the first sentence of this Section 3.1, the total number of Shares reserved and available for issuance under the Plan will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2027 and ending on (and including) January 1, 2037, in an amount equal to 5% of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the total number of Shares for such year or that the increase in the total number of Shares for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. The aggregate number of Shares that may be issued or used with respect to any Incentive Stock Option shall not exceed 30,000,000 Shares (subject to any increase or decrease pursuant to Section 3.1).

3.2. Share Recycling. If any Shares that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any Shares that are subject to any Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such Shares shall again be available for distribution in connection with future grants and awards under the Plan. Shares that are surrendered by a Holder or withheld by the Company as full or partial payment in connection with any award under the Plan, as well as any Shares surrendered by a Holder or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any award under the Plan, shall not be available for subsequent awards under the Plan.

3.3. Adjustment Upon Changes in Capitalization, Etc. In the event of any stock dividend payable on shares of any class of Common Stock, stock split or reverse split, combination or exchange of shares of any class of Common Stock, or other extraordinary or unusual event which results in a change in the shares of any class of Common Stock, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the Plan (including the class and number of shares subject to the award and the exercise price), in the aggregate number of shares reserved for issuance under the Plan or in any other amount denominated in shares under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

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3.4 Non-Employee Director Limit. The maximum aggregate amount of cash and value of awards (calculated based on grant date fair value of the awards for financial reporting purposes) granted in any calendar year to any individual non-employee director in his or her capacity as a non-employee director shall not exceed $1,000,000. The Board may make additional exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation. For the avoidance of doubt, this limitation shall not apply to cash or awards granted to the non-employee director in his or her capacity as an advisor or consultant to the Company.

Section 4. Eligibility. Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. Class A Common Stock may be granted or issued only to employees holding executive officer or other management positions, as determined by the Committee, and may not be granted or issued to non-employee directors. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or an employee of a Subsidiary at the time of grant . Notwithstanding the foregoing, an award may also be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

Section 5. Stock Options.

5.1. Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-qualified Stock Options. The Agreement pertaining to an Option shall designate such Option as an Incentive Stock Option or a Non-qualified Stock Option. All Options granted under the Plan shall be Non-qualified Stock Options unless the applicable Agreement expressly states that the Option is intended to be an Incentive Stock Option. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-qualified Stock Option appropriately granted under the Plan. The Company shall have no liability to any Holder, or to any other person, if an Option (or any portion thereof) that is intended to be an Incentive Stock Option fails to qualify as an Incentive Stock Option at any time or if an Option (or any portion thereof) is determined to constitute "nonqualified deferred compensation" under Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code.

5.2. Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term. The term during which a Stock Option may be exercised shall be fixed by the Committee and set forth in the applicable award Agreement; provided, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant; provided, further, that an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Shareholder”), may only be exercised within five years of the date of grant.

(b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee as of the time of grant and may not be less than 100% of the Fair Market Value on the date of grant (or, if greater, the par value of a share of Common Stock); provided, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder may not be less than 110% of the Fair Market Value on the date of grant.

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(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Stock Options be exercisable only in installments, i.e., that they vest over time, typically over a three-year period. The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000. To the extent that the aggregate fair market value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such Options will be treated as Non-qualified Stock Options to the extent required by Section 422 of the Code.

5.3. Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased, as provided in the applicable Agreement. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the last sentence of this paragraph, payment may be made as soon as practicable after the exercise). No shares of Common Stock shall be issued pursuant to any exercise of an Option until payment in full of the exercise price therefor is received by the Company and the Holder has paid to the Company (or otherwise arranged for satisfaction of any required tax withholding in accordance with Section 12.6) an amount equal to any and all Federal, state, local, and non-U.S. income, employment, and any other applicable taxes that are required to be withheld in accordance with Section 12.6 of the Plan. The Committee may permit a Holder to elect to pay the exercise price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any Federal, state, local, and non-U.S. income, employment, and any other applicable taxes that are required to be withheld in accordance with Section 12.6 of the Plan and resulting from such exercise. The Committee may also permit a Holder to pay the exercise price upon exercise of a Stock Option pursuant to net exercise procedures as determined by the Committee, provided, however, that, with respect to Incentive Stock Options, all such discretionary determinations shall be made by the Committee at the time of grant and specified in the Agreement.

(a) Stock Payments. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.

(b) Transferability. Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s Immediate Family (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Non-qualified Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets. The Committee may, in its sole discretion, permit transfer of an Incentive Stock Option in a manner consistent with applicable tax and securities law upon the Holder’s request.

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(c) Termination by Reason of Death. If a Holder’s Continuous Service terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(d) Termination by Reason of Disability. If a Holder’s Continuous Service terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(e) Termination by Reason of Normal Retirement. Subject to the provisions of Section 12.3, if such Holder’s Continuous Service terminates due to Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(f) Other Termination. Subject to the provisions of Section 12.3, if such Holder’s Continuous Service terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s Continuous Service is terminated by the Company or a Subsidiary without Cause (or, if such term is defined in the applicable Agreement or in a Holder’s employment or service agreement with the Company or a Subsidiary, by the Holder for “good reason”) the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(g) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, at a purchase price not to exceed the Repurchase Value, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

(h) Rights as Shareholder. A Holder shall have none of the rights of a Shareholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

Section 6. Stock Appreciation Rights.

6.1. Grant and Exercise. Subject to the terms and conditions of the Plan and such other conditions not inconsistent with the Plan as may be reflected in the applicable Agreement, the Committee may grant Stock Appreciation Rights in tandem with an Option or alone and unrelated to an Option, in each case, to be evidenced by an Agreement reflecting the award grant. The Committee may grant Stock Appreciation Rights to Holders who have been or are being granted Stock Options under the Plan as a means of allowing such Holders to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Non-qualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

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6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject, for Stock Appreciation Rights granted in tandem with an Incentive Stock Option, to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

(b) Termination. All or a portion of a Stock Appreciation Right granted in tandem with a Stock Option shall terminate and shall no longer be exercisable upon the termination or after the exercise of the applicable portion of the related Stock Option.

(c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and, for Stock Appreciation Rights granted in tandem with a Stock Option, by surrendering the applicable portion of the related Stock Option. Upon exercise of all or a portion of a Stock Appreciation Right and, if applicable, surrender of the applicable portion of the related Stock Option, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised, less an amount equal to any Federal, state, local, and non-U.S. income, employment, and any other applicable taxes that are required to be withheld in accordance with Section 12.6.

(d) Shares Available Under Plan. The granting of a Stock Appreciation Right in tandem with a Stock Option shall not affect the number of shares of Common Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section 7. Restricted Stock.

7.1. Grant. Each Restricted Stock grant shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Agreement. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the awards.

7.2. Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. Subject to the restrictions set forth in this Section 7, Section 12.6 of the Plan and the applicable Agreement, a Holder generally shall have the rights and privileges of a stockholder as to shares of Restricted Stock, including that the Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

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(c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Section 8. Other Stock-Based Awards. Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These Other Stock-Based Awards may include performance shares or options, whose award is tied to specific performance criteria. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee, subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Agreement evidencing such award.

Section 9. Accelerated Vesting and Exercisability.

9.1. Non-Approved Transactions. In the event of a Change of Control that has not been authorized or otherwise approved by the Board, the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective Agreements respecting such Stock Options and awards, and all performance goals will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

9.2. Approved Transactions. In the event of a Change of Control that has been approved by the Board, the Committee may (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, and/or declare that all performance goals have been achieved at a specified target level and all other terms and conditions have been met, (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award, (iii) cancel any Stock Option or Stock Appreciation Right in exchange for a substitute option or stock appreciation right in a manner consistent with the requirements of Treas. Reg. §1.424-1(a) or §1.409A-1(b)(5)(v)(D), as applicable, (notwithstanding the fact that the original Stock Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option) or (iv) cancel any Restricted Stock in exchange for restricted stock of any successor corporation. Notwithstanding the foregoing, the Committee shall not take any action pursuant to this Section 9 that would (i) cause any Option intended to qualify as an Incentive Stock Option to fail to so qualify, (ii) cause an Option that is otherwise exempt from Section 409A of the Code to become subject to Section 409A, or (iii) cause an Option that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A of the Code.

9.3. Code Section 409A. Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.

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Section 10. Amendment and Termination. The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan.

Section 11. Term of Plan.

11.1. Effective Date. The Effective Date of the Plan shall be the date on which the Plan is adopted by the Board. Awards may be granted under the Plan at any time after the Effective Date and before the date fixed herein for termination of the Plan; provided, however, that if the Plan is not approved by the affirmative vote of the holders of a majority of the Common Stock cast at a duly held stockholders’ meeting at which a quorum is, either in person or by proxy, present and voting within one year from the Effective Date, then (i) no Incentive Stock Options may be granted hereunder and (ii) all Incentive Stock Options previously granted hereunder shall be automatically converted into Non-qualified Stock Options.

11.2. Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period beginning on the Effective Date.

Section 12. General Provisions.

12.1. Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

12.2. Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

12.3. Employees.

(a) Engaging in Competition With the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information. If a Holder’s Continuous Service is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) uses or discloses to anyone outside the Company any confidential information or material of the Company or any of its Subsidiaries in violation of the Company’s policies or any agreement between the Holder and the Company or any of its Subsidiaries, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s Continuous Service is terminated; provided, however, that if the Holder is a resident of the State of California, such right must be exercised by the Company for cash within six months after the date of termination of the Holder’s service to the Company or within six months after exercise of the applicable Stock Option, whichever is later. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(b) Termination for Cause. If a Holder’s Continuous Service is terminated for cause, the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s Continuous Servive is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

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(c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

12.4. Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

12.5. Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

12.6. Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall be required to pay in full to the Company or the Holder’s employer (if not the Company), or make alternative arrangements satisfactory to the Committee, for the payment of any Federal, state and local income, employment, and/or other taxes of any kind required by law to be withheld or paid with respect to such an award. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. If such tax obligations are satisfied through the withholding of shares of Common Stock that are otherwise issuable to the Holder pursuant to an award granted (or through the surrender of shares of Common Stock by the Holder to the Company), the number of shares of Common Stock that may be so withheld (or surrendered) shall be limited to the number of shares of Common Stock that have an aggregate Fair Market Value on the date of withholding equal to the aggregate amount of such tax liabilities as determined by the Company. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to withhold and deduct any such taxes or withholdings from any award granted or any payment of any kind relating to an award under this Plan, including from a distribution of Common Stock, otherwise due to the Holder from the Company or any Subsidiary.

12.7. Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the State of Nevada (without regard to choice of law provisions).

12.8. Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

12.9. Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

12.10. Applicable Laws. The obligations of the Company with respect to all Stock Options, Stock Appreciation Rights, Restricted Stock, Other Stock Grants, and any other awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

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12.11. Conflicts. If any provision of the Plan or any Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Holder or award granted under the Plan, or would disqualify the Plan or any award granted under the Plan under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable law or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the award granted under the Plan, such provision shall be stricken as to such jurisdiction, Holder or award granted under the Plan and the remainder of the Plan and any such award shall remain in full force and effect. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code (with respect to Incentive Stock Options), then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein or therein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, that Option (to that extent) shall be deemed a Non-qualified Stock Option for all purposes of the Plan. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions in any Agreement shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein. Further, the applicable provisions of the nonqualified-deferred compensation rules under Section 409A of the Code are hereby incorporated by reference and shall control over any Plan or Agreement provision in conflict therewith.

12.12. Certain Awards Deferring or Accelerating the Receipt of Compensation. Some of the awards that may be granted pursuant to the Plan may be considered to be "nonqualified deferred compensation" subject to Section 409A of the Code. It is the general intention, but not the obligation, of the Committee that all awards granted, and all Agreements entered into, under the Plan either will qualify for an exemption or exception or will comply with the requirements of Section 409A of the Code. The Committee, in administering the Plan, intends, and the parties entering into any Agreement intend that the Plan and any applicable Agreement comply with and meet all of the requirements of Section 409A of the Code or qualify for an exception thereto, and shall include such provisions in addition to the provisions of this Plan, as may be necessary to assure compliance with Section 409A of the Code or an exemption or exception thereto. In no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Holder on account of non-compliance with Section 409A of the Code. Notwithstanding any provision of the Plan or any Agreement to the contrary, in the event that the Committee determines that any award is or may become subject to Section 409A of the Code, the Committee may amend the Plan and the related Agreements without the consent of the Holder or adopt other policies and procedures (including amendments, policies and procedures with retroactive effective dates), or take any other action that the Committee determines to be necessary or appropriate to either comply with Code Section 409A or to exclude or exempt the Plan or any award granted under the Plan, and any Agreement related thereto, from the requirements of Section 409A of the Code. Notwithstanding any contrary provision in this Plan or any award hereunder, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under this Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, until the date of death of the specified employee) and shall instead be paid (in a manner set forth in the award) upon expiration of such delay period.

12.13. Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system.

12.14. Tax Withholding; Sell to Cover. If requested by a Holder at the time of issuance of any Other Stock Grant, in connection with the settlement of any vested Other Stock Grant, the Company shall issue the shares of stock subject to the Other Stock Grant to a broker designated by the Company and acting on behalf and for the account of the Holder with instructions to (i) sell a number of shares of such stock sufficient to satisfy the applicable withholding taxes which arise in connection with such settlement; provided, that the amount sold does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment, along with any applicable third-party commission, and (ii) remit the proceeds of such sale to the Company. In the event the sale proceeds are insufficient to fully satisfy the applicable withholding taxes, such Holder authorizes withholding from payroll and any other amounts payable to the Holder, in the same calendar year, and otherwise agrees to make adequate provision through the submission of cash, a check or its equivalent for any sums required to satisfy the applicable withholding taxes. Unless the withholding tax obligations of the Company and/or any affiliate thereof are satisfied, the Company shall have no obligation to issue any shares of stock on the Holder’s behalf pursuant to the vesting of the Other Stock Grant.

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12.15. Clawbacks. All awards, amounts, or benefits received or outstanding under this Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with any Company clawback or similar policy or any applicable law related to such actions. The Holder’s acceptance of an award under the Plan will constitute acknowledgement of and consent to the Company’s application, implementation, and enforcement of any applicable Company clawback or similar policy that may apply to the Holder, whether adopted before or after the Effective Date, and any applicable law relating to clawback, cancellation, recoupment, rescission, payback, or reduction of compensation, and the Holder’s agreement that the Company may take any actions that may be necessary to effectuate any such policy or applicable law, without further consideration or action.

12.16. Section 16(b) of the Exchange Act. It is the intent of the Company that this Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Holders will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of this Plan would conflict with the intent expressed in this Section 12.16, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

12.17. Data Privacy. As a condition of receipt of any award, each Holder explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 12.17 by and among, as applicable, the Company and its affiliates, for the exclusive purpose of implementing, administering, and managing this Plan and awards and the Holder’s participation in this Plan. In furtherance of such implementation, administration, and management, the Company and its affiliates may hold certain personal information about a Holder, including, but not limited to, the Holder’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of this Plan and awards and the Holder’s participation in this Plan, the Company and its affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of this Plan and awards and the Holder’s participation in this Plan. Recipients of the Data may be located in the Holder’s country or elsewhere, and the Holder’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an award, each Holder authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of this Plan and awards and the Holder’s participation in this Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Holder may elect to deposit any Shares. The Data related to a Holder will be held only as long as is necessary to implement, administer, and manage this Plan and awards and the Holder’s participation in this Plan. A Holder may, at any time, view the Data held by the Company with respect to such Holder, request additional information about the storage and processing of the Data with respect to such Holder, recommend any necessary corrections to the Data with respect to the Holder, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Holder’s eligibility to participate in this Plan, and in the Committee’s discretion, the Holder may forfeit any outstanding awards if the Holder refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Holders may contact their local human resources representative.

12.18. Successor and Assigns. This Plan shall be binding on all successors and permitted assigns of a Holder, including, without limitation, the estate of such Holder and the executor, administrator, or trustee of such estate.

12.19. Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

12.20. Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan

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PRELIMINARY PROXY

KIDZ AI INC.

450 7th Avenue, Suite 905

New York, New York 10123

SPECIAL MEETING OF STOCKHOLDERS

[__________], 2026

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

KIDZ AI INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

[__________], 2026

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and proxy statement, dated [__________], 2026, in connection with the Special Meeting to be held at __:00 a.m. Eastern time on [__________], 2026 virtually at https://____________, and hereby appoints Hui Luo and Yanling Peng, and each of them, with full power of substitution, as proxies to vote all shares of Common Stock and Series A Preferred Stock of KIDZ AI Inc. which the undersigned is entitled to vote at the Special Meeting and at any adjournments or postponements thereof, as specified below and, in their discretion, upon such other matters as may properly come before the Special Meeting.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE AUTHORIZED SHARE PROPOSAL (PROPOSAL 1), “FOR” THE NASDAQ PROPOSAL (PROPOSAL 2), “FOR” THE New Incentive Plan Proposal (PROPOSAL 3) AND “FOR” THE AUDITOR RATIFICATION PROPOSAL (PROPOSAL 4).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Proposal	For	Against	Abstain
1. Authorized Share Proposal	☐	☐	☐
2. Nasdaq Proposal	☐	☐	☐
3. New Incentive Plan Proposal	☐	☐	☐
4. Auditor Ratification Proposal	☐	☐	☐

Proposal 1 — To approve an amendment to the Company’s articles of incorporation to increase the total number of shares of Class A Common Stock the Company is authorized to issue from 100,000 shares to 85,000,000 shares.

Proposal 2 — To approve, for purposes of complying with Nasdaq Listing Rule 5635 and the applicable rules of Nasdaq, the issuance of shares of Class B Common Stock pursuant to the Purchase Agreement in an amount that may exceed 19.99% of the Company’s outstanding common stock or voting power immediately prior to the execution of the Purchase Agreement.

Proposal 3 — To approve the KIDZ AI Inc. 2026 Equity Incentive Plan, pursuant to which an aggregate of 30,000,000 shares of Class A Common Stock and Class B Common Stock, in such combination as determined by the administering committee, would initially be reserved for issuance.

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Proposal 4 — To ratify the appointment of Bush & Associates CPAs LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [__________], 2026: This notice of meeting and the accompanying proxy statement are available at https://www.______________.

Dated: ________________________, 2026

Stockholder’s Signature: _______________________________

Stockholder’s Signature: _______________________________

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3 AND “FOR” PROPOSAL 4.

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